Exhibit 10




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 1, 2001 in this Registration Statement (Form N-1A No.33-39659) of Brinson Tactical Allocation Fund (formerly the PaineWebber Tactical Allocation Fund).

                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------
                                                         ERNST & YOUNG LLP


New York, New York
October 30, 2001